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                            SAFECO TAXABLE BOND TRUST
         SUPPLEMENT TO THE ADVISOR CLASS PROSPECTUS DATED APRIL 30, 1997
                         SUPPLEMENT DATED JUNE 30, 1997


The following information replaces the first paragraph under the subheading "High-Yield Fund" on page 53:

          "The portfolio manager for the High-Yield Fund is Robert Kern, a securities analyst for SAM. Mr. Kern has served as a securities analyst for SAM since 1994. From 1988 to 1994, Mr. Kern was engaged by the SAFECO Insurance Companies in the Controller's Department."